SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2003

FLIR Systems, Inc.

(Exact name of Registrant as specified in its charter)

Oregon	0-21918	93-0708501
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16505 S.W. 72nd Avenue, Portland, Oregon	97224
(Address of principal executive offices)	(Zip Code)

(503) 684-3731

(Registrant’s telephone number, including area code)

Item 5. OTHER EVENTS

On December 18, 2003, FLIR Systems, Inc. issued a press release announcing that it has received clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, for its acquisition of Indigo Systems Corporation. The press release is attached hereto as exhibit 99.1 and is incorporated in it’s entirety herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press release issued by FLIR Systems, Inc. on December 18, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on December 19, 2003.

FLIR SYSTEMS, INC.
(Registrant)

/s/ STEPHEN M. BAILEY

Stephen M. Bailey
Senior Vice President, Finance and
Chief Financial Officer